# LAIRD
SUPERFOOD®

# Forward looking disclaimer

**Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995:** This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on the Company's current expectations or forecasts of future events and are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company's future financial performance, plans and objectives, competitive position, market trends, succession planning, product pipeline, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as "intends," "estimates," "predicts," "potential," "continues," "anticipates," "plans," "expects," "believes," "should," "could," "may," "will", "seeks" or the negative of these terms or other comparable terminology. Forward-looking statements involve risks and uncertainties, which may cause the Company's actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Key factors that could cause actual results to be different than expected or anticipated include, but are not limited to: the Company's limited operating history and ability to become profitable; the Company's reliance on third parties for raw materials and production of some of the Company's products, including liquid creamer products; the Company's ability to manage its growth and scale its manufacturing and processing capabilities and requirements effectively; the Company's future capital needs; the Company's ability to retain and grow its customer base; the Company's reliance on independent distributors for a substantial portion of its sales; the Company's ability to evaluate and measure its business, prospects and performance metrics; the Company's ability to compete and succeed in a highly competitive and evolving industry; the health of the premium organic and natural food industry as a whole; risks related to the Company's intellectual property rights and developing a strong brand; the Company's reliance on Laird Hamilton and Gabby Reece and other key employees, including key employees without long tenure with the Company; regulatory risks; risks related to the Company's international operations; the risk of substantial dilution from future issuances of equity securities of the Company; and other factors discussed in our reports filed with the Securities and Exchange Commission, including our Form S-1, and subsequent Quarterly Report(s) on Form 10-Q, and Annual Report(s) on Form 10-K.

In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which are inherently unreliable and speak only as of the date of this presentation. The Company cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. The Company undertakes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements for any reason after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements that "we believe" and similar statements reflect the Company's beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this presentation, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information.

**Third-Party Information:** This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and its business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. The Company has not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information.

Creating a world where superfoods fuel optimal daily performance by providing great tasting, innovative, highest-quality superfoods that support the health and wellness journey of our consumers.


SWEET & CREAMY
LAIRD
SUPERFOOD.
SUPERFOOD CREAMER.
SWEET & CREAMY
+ADAPTOGENS

LAIRD SUPERFOOD

# Laird Superfood was founded by two athletes training for the ultimate life

### Laird Hamilton



- Big Wave Surfer and pioneer of action water sports
- Innovator
- Author
- Fitness and nutrition expert
- LSF innovation leader – defines our mission and ingredient discovery


LAIRD
SUPERFOOD
Fuel your ride

### Gabby Reece



- The Gabby Reece show podcast host
- Best-selling author
- Former professional volleyball player
- First women athlete to design a signature shoe with Nike
- LSF ingredient advisor – holds us true to our guardrails and innovation design

# Laird Superfood Strategic Plan

**1 Grow our core business**
- Expand distro & improve MAPS
- Grow awareness and trial
- Shift marketing to TOF

**2 Innovate in Superfoods**
- Expand existing product lines
- Execute packaging innovation
- Launch "1-step" innovation

**3 Improve LSF Supply Chain**
- Increase capacity and flexibility
- Reduce operational costs
- Ensure product quality

**4 Build critical capabilities and improve our work processes**
- Continue to simplify work processes and IT infrastructure
- Train/hire critical employees to elevate business performance

**5 Improve our P+L and accelerate the path to profitability**
- Optimize pricing and leverage scale to improve GM to a sustainable 38%+
- Execute annual ZOG or better
- Pursue consolidation opportunities within/adjacent to our core portfolio

LAIRD SUPERFOOD

# LSF investment highlights

- ✓ Plant-based, clean, functional ingredients that are on-trend with consumers
- ✓ Large and growing addressable market across core categories
- ✓ Highly engaged founders with strong equity, reach and relevance
- ✓ Strong brand equity, net promoter score, and active social community
- ✓ Actively scaling digital platforms
- ✓ Management team with extensive experience in consumer goods
- ✓ Significant whitespace expansion opportunity at retail

LAIRD SUPERFOOD

# LSF executive team with extensive experience



**Jason Vieth**

### CEO | President

- President and CEO since January 2022
- EVP/GM at Sovos Brands
- SVP of Life Time Fitness
- SVP/GM at WhiteWave Foods
- Boston Consulting Group



**Anya Hamill**

### CFO

- Chief Financial Officer since July 2022
- CFO at Little Secrets
- Sr. Director of Finance at WhiteWave Foods
- Financial Analyst at Agilent



**Martha Opela**

### VP, Marketing

- Joined LSF May 2022
- Marketing Director, Charlotte's Web
- Brand Management at WhiteWave Foods
- Brand Management at Dish Network



**Jared Larkin**

### VP, Supply Chain

- VP of Supply Chain since August 2022
- Director of Operations and Finance for Picky Bars
- President of KIALOA Canoe Paddles



**Steve Richie**

### General Counsel

- General Counsel since June 2022
- Head of HR since Jan 2023
- EVP, Legal and Human Resources, at Concentrix Corporation
- GC, Annie's, Inc.

LAIRD SUPERFOOD

# Laird Superfood portfolio spans large categories


LAIRD


LAIRD


LAIRD
PROTEIN BAR
+ADAPTOGENS


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DAILY GREENS

| | Liquid and Powder Coffee Creamers | Coffee, Tea and Hot Chocolate Products | Snack, Nutrition, Performance Bars | Hydration & Beverage Enhancing Supplements |
|---|---|---|---|---|
| Total Addressable Market (TAM) | $7.3 billion | $29.4 billion | $6.5 billion | $7.4 billion |

LAIRD SUPERFOOD

Source: Mintel Report based on IRI InfoScan Reviews, CSPDailyNews.com, US Census Bureau, Economic Census/Mintel (Coffee/Tea, Creamers), IRI 52WE 10/31/21 (Snack Bars), Future Market Insights & Grandview Research 2022 (Hydration/Bev Enhancing Supplements)

# Consumer are upgrading to a new generation of functional food and beverage

## 59%

Of consumers agree that functional drinks help them **accomplish their health goals**



## 83%

Of consumers claim to have **recently used beverages** containing at least one functional claim.



LAIRD
SUPERFOOD.
INSTANT LATTE

## +39%

Growth in Functional / Mushroom based products in **Coffee & Creamers**.



LAIRD
SUPERFOOD.
SUPERFOOD CREAMER

LAIRD SUPERFOOD.

Source: Mintel Functional Drinks Report April 2023, Customer LSF Segmentation Study Aug 2022, SPINS Natural Channel , MULO+Natural Channel 52 weeks Ending 9/10/23

# LSF sales in the Natural Channel are accelerating


LSF Natural Channel Sales Growth
65%
104%
84%
53%
31%
24%
71%
61%
55%
66%
52%
45%
Sprouts
Whole Foods
Ttl Natural
Ttl Natural + Whole Foods
L4
L12
L52

Source: Spins Total Natural Channel data ending 10/8/23 and Whole Foods data ending 10/22/23

# Dramatic improvement in our e-comm media spend efficiencies


LSF - Amazon Media Spend and Return
2023 Plan
Gross Sales ($K)
ACOS %
700
600
500
400
300
200
100
0
70
60
50
40
30
20
10
0
$468 $495 $490 $460 $447 $423 $417 $430 $456 $525 $650 $500
$59 $152 $77 $145 $97 $101 $150 $135 $60 $60 $140 $30
22 45 28 61 33 40 44 43 21 25 40 20
Jan Feb March April May June July Aug Sept Oct Nov Dec
Revenue
Ad Spend
ACOS

**Ad Cost of Sales (ACOS) improving along with Gross Sales**


LSF - DTC Paid Media Spend and Return, $K
Gross Sales
ROAS
350
300
250
200
150
100
50
0
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$240 $347 $170 $232 $195 $243 $206 $196 $206 $260 $141 $90 $54 $119 $134 $126 $69 $66 $92 $92 $144 $44 $230 $89 $39
Oct 21 Nov 21 Dec 21 Jan 22 Feb 22 Mar 22 Apr 22 May 22 Jun 22 Jul 22 Aug 22 Sep 22 Oct 22 Nov 22 Dec 22 Jan 23 Feb 23 Mar 23 Apr 23 May 23 Jun 23 Jul 23 Aug 23 Sep 23 Oct 23
ROAS
Media spend

**As ad spend decreased, ROAS has improved**

Source: Laird Superfood media spend and gross sales, AMZ Nov Dec Projections

LAIRD SUPERFOOD

# Strong retail takeaway in 2023

**LSF Total Brand Dollar Growth by Quarter**
MULO + Natural + Whole Foods


24%
10%
8%
24%
23%
29%
28%
Q122
Q222
Q322
Q422
Q123
Q223
Q323

**LSF Liquid Creamer Dollar Velocity Change by Quarter**
12W ending 9/10/2023


6%
12%
24%
MULO
Food
Natural

LAIRD SUPERFOOD

Source: SPINS Data Ending 9/10/2023

# 3Q23 Financial Performance


LAIRD
SUPERFOOD
PREBIOTIC
DAILY
GREENS
30 SERVINGS PER BAG
DAIRY FREE SOY FREE
3 SUPERFOOD BLENDS
VEGAN & NON GMO
NET WT. 14.8oz (420g) • DIETARY SUPPLEMENT
SWEET & CREAMY
LAIRD
SUPERFOOD
CONTAINS FUNCTIONAL MUSHROOM EXTRACTS
SUPERFOOD CREAMER
SWEET & CREAMY +ADAPTOGENS
NON GMO & SOY FREE
VEGAN & GLUTEN FREE
NET WT. 8oz (227g)



# Financial highlights

**Q3 LSF net sales returned to growth and gross margin reached nearly 30%***

- $9.2 million net sales grew 4%, versus prior year period, driven by expansion in Retail and Club, offset in part by lower E-commerce sales.
  - Wholesale added up to 47% of total net sales and grew 43% year over year.
  - E-commerce added up to 53% of total net sales and decreased 17% year over year, driven by a planned media spend reduction (-19%). Amazon sales were negatively impacted by residual inventory out-of-stocks related to the Q1 quality issue.
- 30% gross margin*, 6+ point expansion versus prior year for the second quarter in a row, driven by cost of sales improvement , partially offset by stepped-up promotional trade investment to drive growth in our Wholesale channel.
- $3.5 million of cash was used in operations versus $3.6 million in the prior year period, reflecting lower EBITDA loss offset in part by inventory investment to meet stepped up demand in Retail and Club channels.
- $2.8 million net loss, cut in half versus prior year driven by expanded margin and reduced marketing and G&A.

*Q3 Results excluding benefit of one-time settlement. FY2023 guidance are excluding one-time charges

# Financial results*

**3Q23**

| | | YoY change |
|---|---|---|
| Net Sales | $9.2M | +$0.4M |
| Gross Margin | 29.5% | +610 bp |
| OPEX | $3.2M | ($1.7M) |
| Net Loss | ($2.8M) | +$2.8M |

**3Q22**

| | |
|---|---|
| Net Sales | $8.8M |
| Gross Margin | 23.4% |
| OPEX | $4.9M |
| Net Loss | ($5.6M) |

LAIRD SUPERFOOD

*Q3'23 results exclude one-time benefit of $0.1M for a settlement with a supplier related to product quality issue experiences in Q1'23

# EBITDA losses consistently getting smaller


EBITDA losses* narrowing on a sequential basis
$M
-$5.5
-$5.1
-$4.9
-$3.8
-$3.5
-$3.1
-$2.5
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23


Gross margin improvement on consistent sales
Net Sales*
$M
Gross Margin*
(%)
$9.3
$8.7
$8.8
$9.0
$8.4
$7.7
$9.2
19%
18%
23%
19%
27%
24%
29%
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Gross Margin, % of Net Sales
Net Sales, $M

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*excluding one-time charges

# Q323 results*

**Net sales, $M**



+5%
$8.8
$9.2
Q3'22
Q3'23

**Gross profit*, $M**



+31%
$2.1
$2.7
Q3'22
Q3'23

**Net loss*, $M**



+$2.8M
-$5.6
-$2.8
Q3'22
Q3'23

Net Sales +4% due to:

- Wholesale +43%
  - Retail 2%
  - Club +248%
- E-commerce (17)%

Gross margin of 29.5%, +6 points versus prior year driven by:

- Transition to asset light co-packer model and 3rd party fulfillment.
- Offset in part by trade investment to drive incremental awareness and trial in Retail.

- Net loss improved by $2.8 million due to expanded gross margin and lower marketing and G&A spend.

*excluding one-time charges and benefits

# Q323 sales mix


Gross sales by product line
1%
17%
15%
51%
15%
Coffee Creamers
Coffee, Tea, and Hot Chocolate Products
Harvest Snacks and other food items
Hydration and Beverage Enhancing Supplements
Other


Net sales by channel
47%
53%
Wholesale
E-commerce

# Reduced costs and greater capacity in Supply Chain



Fixed expenses, $K
$720
$81
$516
$66
Q3 22
Q3 23
Labor
Overhead



8oz Powder Creamer manufacturing cost, $ (e.g.)
-51%
$1.92
$1.36
$0.56
$0.95
$0.16
$0.79
Overhead
Tolling/Labor
2022
2023



Manufacturing capacity (Powder Creamer)
+180%
450
1,260
Units (K)

- In 2023, we transitioned to a fully outsourced variable cost Supply Chain model.
- Through outsourcing, short-term manufacturing capacities have tripled over 2022.

LAIRD SUPERFOOD

# Slowing burn to exit 2023 with ~$6M cash



LSF projected quarterly cash balance ($M)
$11.9
$10.6
$7.4
~$6.0
3/31 ACT
6/30 ACT
9/30 ACT
12/31F

# Long-term gross margin outlook*



20%
27%
33% - 36%
35%+
FY22ACT
YTDQ3ACT
Q4'23F
FY24 and beyond

- Margins dampened by underutilization and fixed overhead costs due to in-house manufacturing.

- First 9 months post co-pack transition shows 7+ points Gross margin improvement over same period last year.

- Continued benefit of an asset light co-packed model.
- Liquid Creamer transition to aseptic drives 50% gross margin improvement.
- Normalized trade promotion spend.

- Selective pricing/trade optimization.
- Cost Optimization – product reformulation, process improvement, procurement/scale savings.

LAIRD SUPERFOOD

* excluding any one-time charges and benefits